THIRD AMENDMENT TO SERVICING AGREEMENT

      THIS THIRD AMENDMENT TO SERVICING AGREEMENT, dated as of May 16, 2006 (this "Amendment"), is among:

            (i) CONN FUNDING II, L.P., as the Issuer (the "Issuer");

            (ii) CAI, L.P., as the Servicer (the "Servicer"); and

            (iii) WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee (the "Trustee").

                                   BACKGROUND

A. Reference is made to (i) the Servicing Agreement, dated as of September 1, 2002, among the Issuer, the Servicer and the Trustee (as amended, restated, supplemented or otherwise modified through the date hereof, the "Agreement"), (ii) the Base Indenture, dated as of September 1, 2002, between the Issuer and the Trustee (the "Base Indenture"), (iii) the Series 2002-A Supplement, dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-A Supplement") and (iv) the Series 2002-B Supplement, dated as of September 1, 2002, between the Issuer and the Trustee (the "2002-B Supplement") (each of the Base Indenture, the 2002-A Supplement and the 2002-B Supplement, as amended, restated, supplemented or otherwise modified through the date hereof, and collectively, the "Indenture"). Capitalized terms used herein but not otherwise defined herein have the meanings assigned thereto in the Agreement or the Indenture.

B. The definition of "Post Office Box" in the Servicing Agreement indicates that there is only one post office box, number 1687, to which Obligors may make payments in respect of Receivables, whereas Exhibit E to the Servicing Agreement indicates that there is a second post office box, number 3845, to which Obligors may make payments in respect of Receivables.

C. The Servicer believes that the relocation of the Post Office Box from Beaumont, Texas, a city prone to hurricanes and tropical storms that could result in prolonged disruption to mail service and thus a delay in the processing of Collections, into a region less likely to experience a hurricane or tropical storm that would result in a significant delay in receipt of mail service is consistent with its duties under Section 2.02(b) of the Servicing Agreement, which requires the Servicer to service and administer the Receivables by employing such procedures (including collection procedures) and degree of care, in each case consistent with prudent industry standards, as are customarily employed by the Servicer in servicing and administering contracts and notes owned or serviced by the Servicer comparable to the Receivables.

D. Pursuant to Section 7.01(a) of the Agreement, an amendment may be effected to the Servicing Agreement without the consent of any Noteholders to cure any ambiguity and to correct or supplement any provisions in the Servicing Agreement which may be inconsistent with any other provisions in the Servicing Agreement.

E. Whereas the definition of Post Office Box in the Servicing Agreement, which requires that the Post Office Box be number 1687 (located in Beaumont, Texas), is both ambiguous (as Exhibit E indicates that there is an additional post office box) and inconsistent with the terms of Section 2.02(b) of the Servicing Agreement (as the Servicer has determined that its duties as Servicer require it to move the Post Office Box out of a region susceptible to delayed mail service as a result of hurricanes and tropical storms).

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Amendment to the Agreement. The defined term "Post Office Box" is hereby amended and restated as follows:

      "Post Office Box" means, collectively, post office box 77704-1687 and post office box 77704-3845, and, upon notice to Trustee, each other post office box opened and maintained by the Issuer or the Servicer for the receipt of Collections from Obligors and governed by a Post Office Box Agreement reflecting that such post office box is in the name of the Issuer, as any such post office boxes may be closed from time to time by the Servicer with prior written notice to the Trustee (provided that (i) there shall at all times be at least one post office box open to receive Collections,
      (ii) the Servicer takes customary and prudent procedures to notify Obligors to make payments to such post office box and (iii) the closing or opening of any post office box is consistent with the servicing standard set forth in Section 2.02(b)(ii)).

      SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the execution and delivery to the Trustee of this Amendment by each of the parties hereto.

      SECTION 3. Representations and Warranties. Each of the Issuer and Servicer represents and warrants upon and as of the effectiveness of this Amendment that:

      (a) no event or condition has occurred and is continuing which would constitute a Servicer Default or would constitute a Servicer Default but for the requirement that notice be given or time elapsed or both;

      (b) after giving effect to this Amendment, its representations and warranties set forth in the Agreement and the other Transaction Documents to which it is a party are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date), and such representations and warranties shall continue to be true and correct (to such extent) after giving effect to the transactions contemplated hereby; and

      (c) this Amendment will not adversely affect in any material respect the interests of any Noteholder or any Enhancement Provider.

      SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Servicing Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.


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

      SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

      SECTION 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles (other than Section 5-1401 of the New York General Obligations Law).

      SECTION 7. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

      SECTION 8. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGES FOLLOW]


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

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                        CONN FUNDING II, L.P., as Issuer

                                        By:    Conn Funding II GP, L.L.C.,
                                               its general partner


                                        By:    /s/ David R. Atnip
                                               ---------------------------------
                                        Name:  David R. Atnip
                                        Title: Treasurer


                                        CAI, L.P., as Servicer

                                        By:    Conn Appliances, Inc.,
                                               its general partner


                                        By:    /s/ David R. Atnip
                                               ---------------------------------
                                        Name:  David R. Atnip
                                        Title: Treasurer


                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Trustee


                                        By:    /s/ Kristen L. Puttin
                                               ---------------------------------
                                        Name:  Kristen L Puttin
                                        Title: Corporate Trust Officer


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

The undersigned, as the sole holder of the Series 2002-A Variable Funding Asset Backed Floating Rate Notes of Conn Funding II, L.P., does hereby consent to the Third Amendment to Servicing Agreement dated May 16, 2006, among Conn Funding II, L.P., CAI, LP and Wells Fargo Bank, National Association.

THREE PILLARS FUNDING CORPORATION


By:    /s/ Doris J. Hearn
       -----------------------------------

Name:  Doris J. Hearn
       -----------------------------------

Title: Vice President
       -----------------------------------